UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

ASSEMBLY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11711 N. Meridian St., Suite 310 Carmel, Indiana 46032
(Address of principal executive offices, including zip code)

(317) 210-9311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01 Regulation FD Disclosure.

On September 25, 2017, Assembly Biosciences, Inc. (the “Company”) issued a press release announcing that is has selected a second Core protein Allosteric Modulator (CpAM), ABI-H2158, as a candidate for clinical development and that investigational new drug enabling studies in preparation of a Phase 1a clinical trial are underway. CpAMs are small molecules that directly target and allosterically modulate the hepatitis B virus core (HBc) protein. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.

In addition, the Company is furnishing a presentation, attached as Exhibit 99.2 to this Current Report on Form 8-K, that the Company intends to use from time to time in meetings with investors and others beginning on September 25, 2017. The presentation will also be available on the Company’s website at http://investor.assemblybio.com/events.cfm.

The information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits relating to Item 7.01 shall be deemed furnished and not filed.

Exhibit No.	Description
99.1	Press Release, dated September 25, 2017.
99.2	Assembly Biosciences, Inc. Presentation titled “Targeting HBV Core Protein to Achieve Higher Cure Rates - September 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2017	Assembly Biosciences, Inc.

	By:	/s/ Derek A. Small
Derek A. Small
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 25, 2017.
99.2	Assembly Biosciences, Inc. Presentation titled “Targeting HBV Core Protein to Achieve Higher Cure Rates - September 25, 2017.